 LVIP J.P. Morgan High Yield Fund(Standard and Service Class)
Summary ProspectusMay 1, 2011
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.LincolnFinancial.com/lvip. You can also get this information at no cost by calling 877 ASK LINCOLN (877-275-5462) or by sending an e-mail request to callcenter@LFG.com. The Fund’s prospectus and statement of additional information, both dated May 1, 2011, are incorporated by reference into this Summary Prospectus.
Investment Objective The investment objective of the LVIP J.P. Morgan High Yield Fund is to seek a high level of current income. Capital appreciation is a secondary objective. Fees and ExpensesThis table describes the fees and expenses that you may pay if you buy and hold shares of the fund. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
	Standard Class	Service Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	N/A	N/A
Maximum Deferred Sales Charge (Load)	N/A	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	N/A	N/A
Redemption Fee	N/A	N/A
Exchange Fee	N/A	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.65%	0.65%
Distribution and/or Service (12b-1) fees	0.00%	0.25%
Other Expenses[1]	0.21%	0.21%
Total Annual Fund Operating Expenses	0.86%	1.11%
Less Expense Reimbursement[1]	(0.04%)	(0.04%)
Net Expenses (After Expense Reimbursement)	0.82%	1.07%
[1]	Lincoln Investment Advisors Corporation (LIA) has contractually agreed to reimburse the fund’s Standard Class to the extent that the Total Annual Fund Operating Expenses exceed 0.82% (Service Class at 1.07%) of average daily net assets of the fund. The agreement will continue at least through April 30, 2012.

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ExampleThis example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund’s shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense reimbursement for the one-year contractual period and the total operating expenses without expense reimbursement for years two through ten. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years[1]	10 years[1]
Standard Class	$84	$270	$473	$1,057
Service Class	$109	$349	$608	$1,348
Portfolio TurnoverThe fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. From May 3, 2010 to December 31, 2010, the fund’s portfolio turnover rate was 29% of the average value of its portfolio. Principal Investment Strategies The fund invests in all types of high yield, high risk debt securities. The fund also may invest in convertible securities, preferred stock, common stock and loan participations and assignments. Under normal circumstances, the fund invests at least 80% of its Assets in bonds, other debt securities, loan assignments and participations (Loans), commitments to purchase loan assignment (Unfunded Commitments) and preferred stocks that are rated below investment grade (“junk bonds”) or unrated. For purposes of this policy, “Assets” means net assets plus the amount of borrowings for investment purposes. The fund may invest up to 20% of its total assets in other securities, including investment grade debt securities. The fund’s average weighted maturity ordinarily will range between three and ten years, although the fund may shorten its weighted average maturity to as little as two years if deemed appropriate for temporary defensive purposes. The Fund may also invest up to 30% of its total assets in Loans and Unfunded Commitments. Loans will typically consist of senior floating rate loans (Senior Loans), but may also include secured and unsecured loans, second lien loans or more junior and bridge loans (Junior Loans). The fund may also invest up to 15% of its total assets in equity securities. The fund may invest up to 100% of total assets in below investment grade or unrated securities. Investment in unrated securities shall be limited to 25% of the fund’s assets. These securities generally are rated in the fifth or lower rating categories (BB or lower by Standard & Poors and Ba or lower by Moody’s). These securities generally offer a higher yield than investment grade securities, but involve a high degree of risk. Such securities may include so called “distressed debt” (i.e. securities of insurers experiencing financial or operating difficulties or operating in troubled industries), and such debt may be in or at risk of imminent default at the time of purchase. Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the fund can invest. The fund may use futures contracts, options, swaps, and other derivatives as tools in the management of portfolio assets. The fund may use derivatives to hedge various investments for risk management, and/or to increase income or gain to the fund. Principal Risks All mutual funds carry a certain amount of risk. Accordingly, loss of money is a risk of investing in the fund. Here are specific principal risks of investing in the fund:
  Market Risk: Prices of securities held by the fund may fall. As a result, your investment may decline in value and you could lose money.
  Interest Rate Risk: The value of debt obligations will typically fluctuate with interest rate changes. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations will generally decline in value and you could lose money as a result. Periods of declining or low interest rates may negatively impact the fund’s yield.
  Credit Risk: Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A decrease in an issuer’s credit rating may cause a decline in the value of the debt obligations held.
  Below Investment Grade Bonds: Investing in below investment grade bonds, including high yield bonds (“junk bonds”), entails greater risk of principal loss than the risk involved in investment grade bonds. These bonds are often considered speculative and

2	LVIP J.P. Morgan High Yield Fund

  involve significantly higher credit risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates. A liquid security market may not always exist for the fund’s positions in below investment grade bonds.
  Small-Cap Companies Risk: Investments in small companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. Small company securities generally trade less frequently and in lower volumes, and the fund may experience difficulty closing out positions at prevailing market prices.
  Loan Risk: Bank loans (i.e. loan assignments and participations), like other high yield corporate debt obligations, have a higher risk of default and may be less liquid and/or become illiquid.
  Liquidity Risk: The fund may invest up to 15% of net assets in illiquid holdings. The fund may have difficulty precisely valuing these holdings and may be unable to sell these holding as the time or price desired.
  Futures Risk: A futures contract is considered a derivative because it derives its value from the price of the underlying security and financial index. Futures contracts may be illiquid. In addition, there may be imperfect correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
  Derivatives Risk: The use of derivatives involves risks different from, or possibly greater than the risks associated with investing directly in securities. Prices of derivatives may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. Other risks arise from the potential inability to terminate or sell derivative positions. Further, derivatives could result in loss if the counterparty to the transaction does not perform as promised.
  Derivative Currency Transactions Risk: The exposure to changes in currency exchange rates could result in losses if currencies do not perform as anticipated. While derivative currency transactions may reduce exposure to currency risks, they may also reduce the ability to benefit from favorable changes in currency exchange rates.
  Fund of Funds Risk: The fund may accept investments from fund of funds. From time to time these fund of funds may change or rebalance their underlying holdings. This could result in large inflows into the fund or large redemptions from the fund, which may increase transaction costs or portfolio turnover for the fund.
Fund PerformanceThe fund commenced operations on May 3, 2010. Once the fund has at least one calendar year of performance, a bar chart and performance table will be included in the prospectus. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If variable contract expenses were included, the returns shown would be lower. Investment Adviser and Sub-AdviserInvestment Adviser: Lincoln Investment Advisors Corporation
Investment Sub-Adviser: J.P. Morgan Investment Management Inc.
Portfolio Manager(s)	Company Title	Experience w/Fund
William J. Morgan	Managing Director	Since May 2010
James P. Shanahan	Managing Director	Since May 2010
James E. Gibson	Managing Director	Since May 2010
Tax InformationThe fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Since all the shares of the fund sold through variable annuity contracts or variable life insurance contracts (variable contracts) are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.Payments to Insurance Companies, Broker-Dealers and other Financial Intermediaries Shares of the fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties that are related to the fund (such as the fund’s principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of shares of the fund and related services. These payments may create a conflict of interest and may influence the insurance company to include a fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts which offer fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts which offer fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments.

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